SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           27-Oct-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   27-Oct-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-Oct-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         27-Oct-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        27-Oct-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    260,884,396   14,135,139    1.61000%       373,355
 A-2  210,750,000    188,189,086    6,498,452    1.59000%       265,974
A-IO  273,650,000    233,518,211        0        6.88000%      1,887,798
 M-1  36,000,000     36,000,000         0        2.12000%       67,840
 M-2  20,500,000     20,500,000         0        3.02000%       55,031
 M-3   9,400,000      9,400,000         0        3.22000%       26,905
 B-1  18,750,000     18,750,000         0        4.37000%       72,833
 B-2   7,850,000      7,850,000         0        5.37000%       37,471
 B-3   6,250,000      6,250,000         0        5.42000%       30,111
  X   625,000,050    555,246,548        0                          0
  R       50              0             0        1.59000%          0
Total 625,000,050    547,823,483   20,633,591                  2,817,317

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A        14,508,494         0      246,749,257
 A-2      N/A         6,764,425         0      181,690,635
A-IO      N/A         1,887,798         0      222,788,744
 M-1      0.00         67,840           0       36,000,000
 M-2      0.00         55,031           0       20,500,000
 M-3      0.00         26,905           0       9,400,000
 B-1      0.00         72,833           0       18,750,000
 B-2      0.00         37,471           0       7,850,000
 B-3      0.00         30,111           0       6,250,000
  X       N/A             0             0      535,694,715
  R       N/A             0             0           0
Total     0.00       23,450,908         0      527,189,892

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     44.80234273   1.18337420  45.98571693
 A-2   22541NZA0     30.83488280   1.26203516  32.09691796
A-IO   22541NZB8     0.00000000    6.89858494   6.89858494
 M-1   22541NZD4     0.00000000    1.88444444   1.88444444
 M-2   22541NZE2     0.00000000    2.68444439   2.68444439
 M-3   22541NZF9     0.00000000    2.86222234   2.86222234
 B-1   22541NZG7     0.00000000    3.88444427   3.88444427
 B-2   22541NZH5     0.00000000    4.77333376   4.77333376
 B-3   22541NZJ1     0.00000000    4.81777760   4.81777760
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    782.08956323
 A-2  0.00000000    862.11451910
A-IO  0.00000000    814.13756219
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    857.11147470
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  325,664,241  229,582,307     555,246,548
     Scheduled Principal               243,567      192,621         436,188
     Prepayments (Incls Curtail)    13,091,887    5,650,245      18,742,132
     Net Liquidation Proceeds               (0)     287,940         287,940
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance     13,335,454    6,130,807      19,466,261
     Net Realized Losses                     0       85,573          85,573
Ending Balance                     312,328,787  223,365,928     535,694,715
Ending Count                             2,340        1,345           3,685

Aggregate End Coll Bal             312,328,787  223,365,928     535,694,715

Ending Overcollateralization Amount                               8,504,822

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,088,865    1,370,744       3,459,609
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Nonrecoverable Advances                 6            0               6
                                     2,088,859    1,370,744       3,459,603
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          127,516       89,774         217,290
Trustee Fee                              1,140          804           1,943
Credit Risk Manager Fee                  4,749        3,348           8,097
LPMI                                         0           29              29
Back-Up Servicing Fee                    8,142        5,734          13,875

Current Advances as of determination date                         1,719,456
Outstanding Advances  (end of prior calendar month)               1,349,631

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     72             8,613,584     22         2,888,528
Grp 2     48             5,970,262     21         3,015,581
Total     120           14,583,846     43         5,904,109
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     13             1,429,346
Grp 2     16             1,900,143
Total     29             3,329,488
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,340         312,328,787
Grp 2    1,345         223,365,928
Total    3,685         535,694,715

     Foreclosure
Grp 1    Count              Balance
Grp 2     60             8,154,180
Total     24             3,999,865
          84            12,154,045
     Bankruptcy
         Count              Balance
Grp 1     33             4,344,769
Grp 2     10             1,533,807
Total     43             5,878,576

                   REO
         Count              BalanceMarket Value
Grp 1      7               768,118     720,900
Grp 2      1               305,077     329,000
Total      8             1,073,195   1,049,900

# of Loans for which Prepay Prems were collected                         95
Prin Bal of Loans for which Prepay Prems were collected          16,082,591
Current amount of Prepayment Premiums                               548,960

Current Delinquency Rate (60+days)                                  5.29022%
Rolling Three Month Delinquency Rate (60+days)                      4.30531%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period               85,573
Cumulative Realized Losses since Startup Day                        129,416

Weighted Average Term to Maturity of Mortgage Loans                     344
Weighted Average Gross Coupon of Mortgage Loans                     7.95034%
Weighted Average Net Coupon of Mortgage Loans                       7.42877%

Aggregate number of Mortgage Loans in the pool                        3,685

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      19.12179%

Net Excess Spread                                                   2.83279%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       1,951,936




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee